UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013 (May 16, 2013)

CAPITOL BANCORP LIMITED

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Capitol Bancorp Center
200 N. Washington Sq., Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

517-487-6555
 (Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously disclosed in its Current Report on Form 8-K filed on August 9, 2012, Capitol Bancorp Ltd. ("Capitol"), together with its affiliate Financial Commerce Corporation ("FCC", and together with Capitol, collectively, the "Debtors") filed voluntary petitions for relief (the "Bankruptcy Cases") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court").  In conjunction with the voluntary petitions, the Debtors filed a proposed Prepackaged Joint Chapter 11 Plan of Reorganization and related disclosure statement with the Bankruptcy Court.

On May 16, 2013, the Debtors filed a proposed Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation (the "Joint Liquidating Plan") and related Disclosure Statement with the Bankruptcy Court for the resolution of outstanding claims against and equity security interests in the Debtors.  The Joint Liquidating Plan supersedes the Prepackaged Joint Plan of Reorganization filed by Capitol and FCC with the Bankruptcy Court in August 2012, which has been withdrawn.  The Debtors will continue to remain in possession of their assets and properties and continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Copies of the filed Joint Liquidating Plan and the Disclosure Statement (which includes minor technical corrections to be filed with the Bankruptcy Court promptly) are attached hereto as Exhibits 99.1 and 99.2, respectively.  Information contained in the Joint Liquidating Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Joint Liquidating Plan, the Disclosure Statement, third-party actions, or otherwise. The Disclosure Statement is subject to approval of the Bankruptcy Court.  The Joint Liquidating Plan is subject to acceptance by the Debtors' creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. There can be no assurances that the requisite acceptances of the Joint Liquidating Plan will be obtained from the Debtors' creditors, that the Bankruptcy Court will approve the Disclosure Statement, or that the Bankruptcy Court will confirm the Joint Liquidating Plan.

The Bankruptcy Code does not permit solicitation of acceptances of the Joint Liquidating Plan until the Bankruptcy Court approves the Disclosure Statement, subject to timely filed objections, as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors' books and records, that would enable a hypothetical reasonable investor typical of the holder of claims against, or interests in, the Debtors to make an informed judgment about the Joint Liquidating Plan. The Bankruptcy Court has not yet preliminarily approved the Disclosure Statement. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Joint Liquidating Plan.

This Current Report on Form 8-K is not an offer to sell or a solicitation of any offer to buy any securities of the Debtors.  Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement, once approved by the Bankruptcy Court, and applicable law.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1                                  Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation

99.2                                  Disclosure Statement for the Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the "PSLRA") which are subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements of Capitol and/or its subsidiaries and other operating units to differ materially from those contemplated in such forward-looking statements.  The words "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "could," "believe," "may," "might," and similar expressions also are intended to identify forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA's "safe harbor" provisions, we provide the following cautionary statements with regard to Capitol identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Important factors which may cause actual results to differ from those contemplated in such forward-looking statements include, but are not limited to:

•            Capitol's ability to successfully emerge from Chapter 11 bankruptcy and obtain confirmation of its Joint Liquidating Plan;

•            Capitol's ability to continue as a going concern;

•            The availability and cost of capital and liquidity on favorable terms, if at all, which may depend in part on Capitol's asset quality, prospects and outlook;

•            The risk that Capitol may not be able to complete its various proposed divestitures, mergers and consolidations of  its subsidiary banks or, if completed, realize the anticipated benefits of the proposed transactions;

•            The risk of additional future losses if the proceeds Capitol receives upon the liquidation of assets are less than the carrying value of such assets;

•            Restrictions or limitations on access to funds from subsidiaries and potential obligations to contribute additional capital to Capitol's subsidiaries, which may restrict its ability to make payments on its obligations;

•            Administrative or enforcement actions of banking regulators in connection with any material failure of Capitol or its subsidiary banks to comply with banking laws, rules or regulations or formal enforcement actions with regulatory agencies;

•            The costs and effects of litigation, investigations, inquiries or similar matters, or adverse facts and developments related thereto;

•            The recent seizure of three of Capitol's subsidiary banks by applicable state banking regulators;

•            The possibility of the Federal Deposit Insurance Corporation ("FDIC") or an applicable state banking regulator seizing more of Capitol's subsidiary banks;

•            The possibility of the FDIC assessing Capitol's banking subsidiaries for any cross-guaranty liability for recently seized banks or losses arising from future bank closures;

•            Capitol's compliance with the terms of its written agreement with the Federal Reserve Bank, amendments thereto, or subsequent regulatory agreements;

•            The current prohibition of Capitol's subsidiary banks to pay dividends to Capitol without prior written authorization from regulatory agencies;

•            The risk that the realization of deferred tax assets may not occur;

•            The risk that Capitol could have an "ownership change" under Section 382 of the Internal Revenue Code, which could impair its ability to timely and fully utilize its net operating losses for tax purposes and so-called built-in losses that may exist if such an "ownership change" occurs;

•            The risks associated with the high concentration of commercial real estate loans within Capitol's consolidated loan portfolio, along with other credit risks associated with individual large loans;

•            The concentration of Capitol's nonperforming assets by loan type in certain geographic regions and with affiliated borrowing groups;

•            The overall adequacy of the allowance for loan losses to absorb the amount of actual losses inherent within the loan portfolio;

•            The failure of assumptions underlying estimates for the allowance for loan losses and estimation of values of collateral or cash flow projections related to impaired loans;

•            Capitol's ability to manage fluctuations in the value of its assets and liabilities and maintain sufficient capital and liquidity to support its operations;

•            Fluctuations in the value of Capitol's investment securities;

•            Volatility of interest rate sensitive deposits and the uncertainties of future depositor activity regarding potentially uninsured deposits;

•            The ability to successfully acquire deposits for funding and the pricing thereof;

•            The continued availability of credit facilities provided by Federal Home Loan Banks to Capitol's banking subsidiaries;

•            Management's ability to effectively manage interest rate risk and the impact of interest rates, in general, on the volatility of Capitol's net interest income;

•            The ability to successfully execute strategies to increase noninterest income;

•            The impact of possible future material impairment charges;

•            Capitol's ability to adapt successfully to technological changes in order to compete effectively in the marketplace;

•            Operational risks, including data processing system failures or fraud;

•            The ability to retain senior management experienced in banking and financial services;

•            A continuation of unprecedented volatility in the capital markets;

•            The decline in commercial and residential real estate values and sales volume and the likely potential for continuing illiquidity in the real estate market;

•            The uncertainties in estimating the fair value of developed real estate and undeveloped land relating to collateral-dependent loans and other real estate owned in light of decreased demand for such assets, falling prices and continuing illiquidity in the real estate market;

•            The impact of negative developments and disruptions in the credit and lending markets on Capitol's business and the businesses of its customers, as well as on other banks and lending institutions with which Capitol has commercial relationships;

•            Continued unemployment, the overall continued national economic weakness, rising commodity prices and the impact on Capitol's customers' savings rates and their ability to service debt obligations;

•            Changes in the general economic environment, industry conditions, competition or other factors, either nationally or regionally, that may influence loan demand and repayment, deposit inflows and outflows, the quality of the loan portfolio and loan and deposit pricing;

•            The effects of competition from other commercial banks, savings associations, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and mutual funds, and other financial institutions operating in Capitol's markets or elsewhere which provide similar services;

•            Changes in legislation or regulatory and accounting principles, policies, or guidelines affecting the business conducted by Capitol and/or its operating strategy;

•            The impact on Capitol's financial results, reputation and business if it is unable to comply with all applicable federal and state regulations and applicable formal enforcement actions, consent orders, other regulatory actions and any related capital requirements;

•            The effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Emergency Economic Stabilization Act of 2008, the implementation by the Department of the U.S. Treasury and federal banking regulators of a number of programs to address capital and liquidity issues within the banking system and additional programs that may apply to Capitol in the future, all of which may have significant effects on Capitol and the financial services industry;

•            Governmental monetary and fiscal policies, as well as legislative and regulatory changes, that may result in the imposition of costs and constraints on Capitol through higher FDIC insurance premiums, significant fluctuations in market interest rates, increases in capital requirements and operational limitations;

•            Acts of war or terrorism; and

•            Other factors and other information contained in this document and in other reports and filings that Capitol makes with the SEC under the Securities Exchange Act of 1934, as amended, including, without limitation, under the caption "Risk Factors."

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.  For a discussion of these and other risks that may cause actual results to differ from expectations, the reader should refer to the risk factors and other information in this Form 10-Q and Capitol's other periodic filings, including its 2012 Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, that Capitol files from time to time with the SEC.  All written or oral forward-looking statements that are made by or are attributable to Capitol are expressly qualified by this cautionary notice.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.  All subsequent written or oral forward-looking statements attributable to Capitol or persons acting on its behalf are expressly qualified in their entirety by the foregoing factors.  Investors and other interested parties are cautioned not to place undue reliance on such statements, which speak as of the date of such statements.  Capitol undertakes no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.

Date: May 21, 2013	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation
99.2	Disclosure Statement for the Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation